Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE
AND FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Bally, Corp. (the "Company") on Form 10-Q for the period ended December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Katiuska Moran, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sect. 1350, as adopted pursuant to Sect. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 10th day of February, 2015.

/s/ Katiuska Moran
Katiuska Moran, CEO, CFO

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Bally, Corp. and will be retained by Bally, Corp. and furnished to the Securities and Exchange Commission or its staff upon request.